UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 to September 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2018
Voya Government Money Market Fund
Classes A, C, I, L, O, and W
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PRESIDENT’S LETTER

The Path Forward: Keeping an Eye on the Central Banks
Dear Shareholder,
Ten years removed from 2008, it is easy to forget how much of our current investment landscape has been shaped by central banks’ unprecedented response to the global financial crisis. Investors continue to face persistently low yields for traditional fixed income investments and an equity market rally driven by momentum and disconnected from underlying fundamentals. In addition, as we recently witnessed, we believe the added element of uncertainty as policymakers begin to unwind their response has the potential to create volatility.
For almost nine straight months this year, stocks continued to post gains even as bond yields rose in reaction to the Federal Reserve’s slow but steady pace of interest rate hikes. Then, in mid-September, the pattern suddenly changed. Investors became skittish about the implications of higher rates to come, and abruptly began to sell stocks. Why the sudden attitude shift?
Many economists say higher rates generally reflect long-term economic optimism. Strong economic growth, which we believe is the underlying reason why rates are rising, tends to benefit corporate earnings more than higher interest rates may reduce them. Therefore, it is our opinion that periods of rising interest rates generally ought to be supportive of stocks.
On the other hand, rising rates have the ability to disrupt markets: they can affect financial assets by lifting the implicit discount rate of a company’s earnings stream and putting downward pressure on earnings multiples. They can cause bond prices to fall and reign in liquidity. It is important to note, however, that interest rates are comprised of inflation expectations, growth expectations and a term premium. Inflation is not presently a threat, in our opinion.
In our view, stocks have begun reacting differently to bond yields because important risk-return factors may have changed. U.S. bond yields, adjusted for inflation, have been quite stable for more than five years but have become more volatile. Recently, as the yield on the ten-year U.S. Treasury note approached 3.25%, it began to change the relationship between the returns needed to make bonds attractive and the returns needed to make stocks attractive. Though we believe underlying economic strength is supportive, leading to greater optimism about productivity, there are also concerns about the unusual lack of accompanying inflation pressures and a rising Federal budget deficit, which higher interest rates will make more costly to service.
In our view, investors should not take this to mean that the underlying economic conditions have changed, though expectations of future values may be calibrated differently going forward. In our opinion, this is not a reason to shift one’s long-term investment strategy. Commensurate with economic growth are rising interest rates, which are likely to create market volatility, but in light of economic progress, this seems like a good problem to have. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
October 17, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms

Market Perspective: Six Months Ended September 30, 2018

Our new fiscal year commenced with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first quarter of 2018, the Index was down 2.21% in 2018. But for the six-months through September, the Index returned 9.05%, as markets, led by the U.S., seemed to become increasingly immune, with the occasional relapse, to the worries that had set them back. (The Index returned 6.80% for the six-months ended September 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. On April 4, the White House announced a list of proposed tariffs on $50 billion worth of Chinese imports. The Chinese immediately retaliated with reciprocal tariffs on $50 billion of U.S. imports. To be sure, such developments knocked markets back throughout the period; the President’s stated intention in June to levy a 20% tariff on European car imports and later that month rumors that he wanted to withdraw from the World Trade Organization, hit markets hard. But it didn’t last long. Investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The June report announced an unemployment rate of 3.75%, matching the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, but never broke through. Thus the 10-year Treasury yield’s longest period above 3% was the last nine days of September, ending at 3.05%.
The possibility of an inverted yield curve, a good indicator of impending recession, was itself a concern. Indeed the current economic expansion was already nine years old. Perhaps the best days for the economy and markets had already been seen.
But markets remained resilient. The global backdrop was still favorable. Economies outside the U.S. were growing, just not as well as in 2017. In the U.S., demand was strong due to a tight labor market and tax cuts. Corporate profits were high; share buy-backs and dividends were building. U.S. GDP growth accelerated to 4.2% in the second quarter. As the fiscal half-year ended, investors, especially in the U.S., seemed willing to enjoy the good times while they lasted.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the period. In late August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years, before ending September at 0.24%. The Bloomberg Barclays U.S. Aggregate Bond Index slipped 0.14%, the Bloomberg Barclays U.S. Treasury Bond Index 0.49% and the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 0.02%, amid heavy issuance of BBB paper.
U.S. equities, represented by the S&P 500® Index including dividends, rose 11.41%, ending less than 1% below its September 20 record. The earnings per share of its constituent companies grew by nearly 25% year-over-year in the second quarter, the most since 2010. Health care was the top performer, up 18.08%, followed by consumer discretionary, the sector of Amazon and Netflix, up 17.01%. The financials sector was weakest, up just 1.06%, attributed partly to the flattening yield curve, which puts pressure on margins.
In currencies, the dollar rose 6.37% against the euro, 7.49% against the pound and 6.87% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets were all unnerved by the first quarter’s general upsurge in volatility and the risk of a trade war. Emerging markets equities were also undermined by the renewed strength of the U.S. dollar, which makes U.S. investments generally more attractive than riskier alternatives and raises doubts about the ability of borrowers in emerging markets to service their dollar-denominated debts. Developed markets held up better. MSCI Japan® Index rose 7.59% over the fiscal half-year, mostly in September, with evidence of renewed interest from overseas buyers. MSCI Europe ex UK® Index added 3.94%. Political worries resurfaced in Italy with the election of a populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. However, strength in healthcare, energy and software/services tipped the balance in favor of a positive result over all. MSCI UK® Index gained 8.90%, driven by its big global energy and pharmaceuticals constituents.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Government Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2018 (as a percentage of net assets)

U.S. Government Agency Debt	43.4%
U.S. Treasury Repurchase Agreement	28.3%
U.S. Treasury Debt	9.8%
Investment Companies	3.2%
Assets in Excess of Other Liabilities	15.3%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics:Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the period. Maximizing the yield and the total return of the Fund remained secondary objectives in light of current market conditions and the risks associated with future interest-rate increases.
The Fund maintained a shorter than normal weighted average maturity (“WAM”) during the majority of the period. This was due to our expectation of the Federal Reserve Board (“Fed”) continuing to increase rates in the near term and longer term. Market yields were not fully priced into the rate increases until just prior to the rate hikes, which limited the ability to pick up additional yield from extending maturities. The Fund continued to maintain exposure to floating-rate money market securities, in accordance with our expectation of higher rates over the longer term, as well as a modest yield pickup among shorter-term, fixed-rate securities. During the reporting period, the Fund increased its exposure to the floating-rate sector.
Current Strategy & Outlook:Looking ahead, we believe the U.S. economy will see continued, above-average economic growth, low unemployment and tame inflation over the near term. We believe the Fed will maintain quarterly increases of interest rates until the level of rates reaches or exceeds the Fed’s longer-term projections — so long as inflation does not reverse course and economic data, including labor statistics, remain on track. We believe market expectations of future interest rate increases, as reflected by short-term money market rates, will adjust more in line with Fed projections as we near the last Fed meeting of 2018 and into 2019.
We intend to maintain ample daily and weekly liquidity in the Fund while looking for opportunities to extend its WAM, if and when the market starts to price in higher yields in anticipation of Fed rate increases. Otherwise, we expect to maintain the Fund’s shorter WAM, as well as its exposure to floating-rate securities. We will look to take advantage of any market dislocations of short-term U.S. Treasury and agency securities, due to temporary supply and demand imbalances.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 to September 30, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2018*
Class A	$1,000.00	$1,007.50	0.40%	$2.01	$1,000.00	$1,023.06	0.40%	$2.03
Class C	1,000.00	1,002.50	1.40	7.03	1,000.00	1,018.05	1.40	7.08
Class I	1,000.00	1,007.50	0.40	2.01	1,000.00	1,023.06	0.40	2.03
Class L	1,000.00	1,007.50	0.40	2.01	1,000.00	1,023.06	0.40	2.03
Class O	1,000.00	1,007.50	0.40	2.01	1,000.00	1,023.06	0.40	2.03
Class W	1,000.00	1,007.50	0.40	2.01	1,000.00	1,023.06	0.40	2.03

*
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited)

ASSETS:
Repurchase agreements	$57,547,000
Short-term investments at amortized cost	114,970,989
Cash	10,094
Receivables:
Investment securities sold	48,662,422
Fund shares sold	10,181,860
Dividends	1,021
Interest	134,232
Prepaid expenses	49,916
Reimbursement due from manager	29,127
Other assets	25,991
Total assets	231,612,652
LIABILITIES:
Income distribution payable	7,133
Payable for investment securities purchased	23,983,232
Payable for fund shares redeemed	3,800,966
Payable for investment management fees	56,731
Payable for distribution and shareholder service fees	3,104
Payable for directors fees	3,373
Payable to directors under the deferred compensation plan (Note 5)	25,991
Other accrued expenses and liabilities	106,363
Total liabilities	27,986,893
NET ASSETS	$203,625,759
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$203,661,119
Distributions in excess of net investment income or accumulated net investment loss	(39,251)
Accumulated net realized gain	3,891
NET ASSETS	$203,625,759

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2018 (Unaudited) (continued)

Class A
Net assets	$153,598,803
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	153,599,226
Net asset value and redemption price per share†	$1.00
Class C
Net assets	$3,767,554
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,767,567
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$39,075,386
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	39,075,457
Net asset value and redemption price per share	$1.00
Class L
Net assets	$1,162,244
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,162,248
Net asset value and redemption price per share	$1.00
Class O
Net assets	$5,937,369
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	5,937,388
Net asset value and redemption price per share	$1.00
Class W
Net assets	$84,403
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	84,403
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended September 30, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends	$4,835
Interest	1,892,985
Total investment income	1,897,820
EXPENSES:
Investment management fees	352,588
Distribution and shareholder service fees:
Class C	19,833
Class O	7,576
Transfer agent fees:
Class A	80,637
Class C	2,125
Class I	21,277
Class L	633
Class O	3,248
Class W	44
Shareholder reporting expense	13,725
Registration fees	44,288
Professional fees	22,027
Custody and accounting expense	16,287
Directors fees	4,026
Miscellaneous expense	10,307
Interest expense	1,032
Total expenses	599,653
Waived and reimbursed fees	(177,502)
Net expenses	422,151
Net investment income	1,475,669
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,589
Net realized gain	15,589
Net change in unrealized appreciation (depreciation) on:
Net realized and unrealized gain	15,589
Increase in net assets resulting from operations	$1,491,258

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$1,475,669	$1,005,833
Net realized gain	15,589	54,804
Increase in net assets resulting from operations	1,491,258	1,060,637
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,117,315)	(768,321)
Class C	(9,575)	(1,351)
Class I	(294,461)	(197,118)
Class L	(8,773)	(6,239)
Class O	(44,939)	(33,225)
Class W	(605)	(488)
Net realized gains:
Class A	(8,888)	(43,948)
Class B(1)	—	(1)
Class C	(223)	(1,088)
Class I	(2,183)	(11,336)
Class L	(65)	(359)
Class O	(334)	(1,956)
Class W	(5)	(31)
Total distributions	(1,487,366)	(1,065,461)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	476,426,091	920,411,002
Reinvestment of distributions	1,443,009	1,025,616
	477,869,100	921,436,618
Cost of shares redeemed	(480,921,634)	(903,849,466)
Net increase (decrease) in net assets resulting from capital share transactions	(3,052,534)	17,587,152
Net increase (decrease) in net assets	(3,048,642)	17,582,328
NET ASSETS:
Beginning of year or period	206,674,401	189,092,073
End of year or period	$203,625,759	$206,674,401
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(39,251)	$(39,252)

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-18+	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	0.57	0.40	0.40	1.49	153,599	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	155,574	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	138,169	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00*	144,081	—
03-31-15	1.00	(0.00)*	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	174,152	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00*	149,106	—
Class C
09-30-18+	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.25	1.57	1.40	1.40	0.48	3,768	—
03-31-18	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.06	1.69	1.15(8)	1.15	0.02	4,054	—
03-31-17	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.08	1.74	0.46(4)	0.46	(0.00)*	2,410	—
03-31-16	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(5)	0.28	(0.00)*	3,681	—
03-31-15	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	1.68	0.19(6)	0.19	0.00*	2,526	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	1.67	0.20(7)	0.20	(0.00)*	2,907	—
Class I
09-30-18+	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	0.57	0.40	0.40	1.48	39,075	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	39,617	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	39,955	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	46,198	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	59,514	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	67,367	—
Class L
09-30-18+	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	0.57	0.40	0.40	1.48	1,162	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.48	1,203	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	0.00*	1,440	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	(0.00)*	1,902	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	2,464	—
03-31-14	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	(0.00)*	3,346	—
Class O
09-30-18+	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	0.82	0.40	0.40	1.48	5,937	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.94	0.64	0.64	0.49	6,162	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.99	0.46(4)	0.46	0.00*	6,938	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.96	0.28(5)	0.28	(0.00)*	7,546	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.93	0.19(6)	0.19	(0.00)*	8,302	—
03-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.92	0.20(7)	0.20	0.00	9,330	—
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
09-30-18+	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	0.57	0.40	0.40	1.50	84	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.48	64	—
03-31-17	1.00	(0.00)*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(4)	0.46	(0.00)*	99	—
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(5)	0.28	0.00	27	—
03-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.68	0.19(6)	0.19	(0.00)*	40	—
03-31-14	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.67	0.20(7)	0.20	0.00	78	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.26%, 1.26%, 0.26%, 0.26%, 0.51% and 0.26% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.49%, 1.49%, 0.49%, 0.49%, 0.74% and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect waivers of 0.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(8)
Expense ratios reflect a waiver of 0.49% of distribution and shareholder servicing fees for Class C in order to maintain a net yield of not less than zero.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end management investment company. There are six separate active series which comprise the Company. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class L shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Directors (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments under these levels of classification is included following the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table following the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2018.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rate: 0.35% on all assets. Prior to August 1, 2018, the Investment Advisor was contractually obligated to waive 0.02% of the management fee. This waiver was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a distribution and shareholder services plan and Class O shares of the Fund have a shareholder services plan (the “Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares. Pursuant to the Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. This waiver is not eligible for recoupment. For the period ended September 30, 2018, the Distributor waived $7,576 of such fees. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser and the Distributor have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. Distribution and shareholder services fees waived are not subject to recoupment. For the period ended September 30, 2018, there were no waivers necessary to assist the Fund in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

As of September 30, 2018, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
September 30,
2019	2020	2021	Total
$715,505	$196,449	$—	$911,954
The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended September 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Contingent Deferred Sales Charges:	$92	$10,078
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	17.28%
Voya Investments Distributor, LLC	14.34
Voya Retirement Insurance and Annuity Company	28.73
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Company, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class L	Class O	Class W
0.40%	1.40%	0.40%	0.40%	0.65%	0.40%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
September 30,
2019	2020	2021	Total
$ —	$—	$227,978	$227,978
The Expense Limitation Agreement is contractual through August 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 7 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2018, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
9	$1,522,556	2.74%

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
9/30/2018	464,790,720	—	1,118,513	(467,887,431)	—	(1,978,198)	464,790,720	—	1,118,513	(467,887,431)	—	(1,978,198)
3/31/2018	909,389,291	—	801,616	(892,850,820)	69,069	17,409,156	909,389,291	—	801,616	(892,850,820)	69,069	17,409,156
Class B(1)
9/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2018	—	—	1	(12,776)	(69,069)	(81,844)	—	—	1	(12,776)	(69,069)	(81,844)
Class C
9/30/2018	1,220,855	—	9,669	(1,516,735)	—	(286,211)	1,220,855	—	9,669	(1,516,735)	—	(286,211)
3/31/2018	4,575,210	—	2,392	(2,933,900)	—	1,643,702	4,575,210	—	2,392	(2,933,900)	—	1,643,702
Class I
9/30/2018	9,883,573	—	296,075	(10,722,463)	—	(542,815)	9,883,573	—	296,075	(10,722,463)	—	(542,815)
3/31/2018	4,529,937	—	207,991	(5,074,685)	—	(336,757)	4,529,937	—	207,991	(5,074,685)	—	(336,757)
Class L
9/30/2018	—	—	8,824	(49,405)	—	(40,581)	—	—	8,824	(49,405)	—	(40,581)
3/31/2018	—	—	6,578	(243,959)	—	(237,381)	—	—	6,578	(243,959)	—	(237,381)
Class O
9/30/2018	465,921	—	9,318	(700,178)	—	(224,939)	465,921	—	9,318	(700,178)	—	(224,939)
3/31/2018	1,658,249	—	6,543	(2,440,047)	—	(775,255)	1,658,249	—	6,543	(2,440,047)	—	(775,255)
Class W
9/30/2018	65,022	—	610	(45,422)	—	20,210	65,022	—	610	(45,422)	—	20,210
3/31/2018	258,315	—	495	(293,279)	—	(34,469)	258,315	—	495	(293,279)	—	(34,469)

(1)
Class B converted to Class A on May 2, 2017.

NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended September 30, 2018	Year Ended March 31, 2018
Ordinary Income	Ordinary Income
$1,487,366	$1,065,461
The tax-basis components of distributable earnings as of March 31, 2018 were:
Undistributed Ordinary Income
$1,038
At March 31, 2018, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2018 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 10 — SUBSEQUENT EVENTS
Dividends. Subsequent to September 30, 2018, the Fund paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0015	November 1, 2018	Daily
Class C	$0.0007	November 1, 2018	Daily
Class I	$0.0015	November 1, 2018	Daily
Class L	$0.0015	November 1, 2018	Daily
Class O	$0.0016	November 1, 2018	Daily
Class W	$0.0015	November 1, 2018	Daily
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2018 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 43.4%
1,400,000	Federal Farm Credit Banks, 1.964%, (US0001M + (0.140)%), 07/02/2019	$1,399,306	0.7
1,212,000	Federal Farm Credit Banks, 2.040%, 10/05/2018	1,211,858	0.6
2,250,000	Federal Farm Credit Banks, 2.044%, (US0001M + (0.060)%), 04/03/2019	2,250,362	1.1
2,000,000	Federal Farm Credit Banks, 2.053%, (US0001M + (0.095)%), 09/13/2019	1,999,924	1.0
3,800,000	Federal Farm Credit Banks, 2.127%, (US0001M + (0.085)%), 05/24/2019	3,799,944	1.9
2,000,000	Federal Farm Credit Banks, 2.170%, (PRIME + (3.080)%), 03/12/2019	2,000,176	1.0
400,000	Federal Farm Credit Banks, 2.277%, (US0001M + 0.065%), 10/22/2018	400,043	0.2
5,000,000	Federal Farm Credit Banks, 2.292%, (USBMMY3M + 0.100%), 01/25/2019	5,002,372	2.5
4,855,000	Federal Farm Credit Banks, 2.348%, (US0001M + 0.190%), 05/16/2019	4,863,295	2.4
750,000	Federal Farm Credit Banks, 2.348%, (US0001M + 0.190%), 07/15/2019	751,610	0.4
1,000,000	Federal Farm Credit Banks, 2.382%, (US0001M + 0.170%), 01/22/2019	1,000,940	0.5
250,000	Federal Farm Credit Banks, 2.392%, (USBMMY3M + 0.200%), 11/14/2018	250,066	0.1
500,000	Federal Home Loan Banks, 1.964%, (US0001M + (0.140)%), 01/02/2019	499,968	0.2
2,000,000	Federal Home Loan Banks, 2.004%, (US0001M + (0.100)%), 09/04/2019	2,000,000	1.0
1,250,000	Federal Home Loan Banks, 2.028%, (US0001M + (0.130)%), 10/15/2018	1,250,012	0.6
3,500,000	Federal Home Loan Banks, 2.033%, (US0001M + (0.125)%), 11/16/2018	3,500,000	1.7
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
17,750,000	Federal Home Loan Banks, 2.035%, (US0001M + (0.130)%), 11/16/2018	$17,749,875	8.7
750,000	Federal Home Loan Banks, 2.043%, (US0001M + (0.090)%), 11/08/2018	750,027	0.4
1,000,000	Federal Home Loan Banks, 2.049%, (US0001M + (0.090)%), 08/12/2019	1,000,101	0.5
1,200,000	Federal Home Loan Banks, 2.073%, (US0003M + (0.260)%), 10/11/2019	1,198,953	0.6
200,000	Federal Home Loan Banks, 2.133%, (US0003M + (0.200)%), 01/18/2019	200,092	0.1
1,600,000	Federal Home Loan Banks, 2.138%, (US0001M + (0.080)%), 04/26/2019	1,600,142	0.8
345,000	Federal Home Loan Banks, 2.174%, (US0003M + (0.160)%), 06/12/2019	345,267	0.2
500,000	Federal Home Loan Banks, 2.221%, (US0003M + (0.160)%), 06/27/2019	500,450	0.2
3,750,000	Federal Home Loan Mortgage Corp., 2.052%, (US0001M + (0.130)%), 11/21/2018	3,750,000	1.8
3,000,000	Federal Home Loan Mortgage Corp., 2.065%, (US0001M + (0.100)%), 03/18/2019	3,000,000	1.5
5,000,000	Federal Home Loan Mortgage Corp., 2.086%, (US0003M + (0.225)%), 08/27/2019	5,000,000	2.4
4,500,000	Federal Home Loan Mortgage Corp., 2.090%, 10/29/2018	4,496,626	2.2
10,500,000	Federal Home Loan Mortgage Corp., 2.105%, (US0001M + (0.125)%), 11/27/2018	10,500,000	5.1
3,500,000	Federal Home Loan Mortgage Corp., 2.132%, (US0001M + (0.110)%), 05/28/2019	3,500,000	1.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
1,400,000	Federal National Mortgage Association, 2.110%, 10/26/2018	$1,399,003	0.7
1,300,000	Federal National Mortgage Association, 2.242%, (US0001M + 0.000%), 02/28/2019	1,300,328	0.6
	Total U.S. Government Agency Debt (Cost $88,470,740)	88,470,740	43.4
U.S. TREASURY DEBT: 9.8%
7,750,000	United States Treasury Bill, 1.980%, 10/18/2018	7,742,660	3.8
10,750,000 (1)	United States Treasury Bill, 0.000%, 01/24/2019	10,676,816	5.3
1,500,000 (1)	United States Treasury Bill, 0.000%, 04/25/2019	1,480,773	0.7
	Total U.S. Treasury Debt (Cost $19,900,249)	19,900,249	9.8
U.S. TREASURY REPURCHASE AGREEMENT: 28.3%
27,547,000	Deutsche Bank Repurchase Agreement dated 9/28/18, 2.24%, due 10/1/18, $27,552,142 to be received upon repurchase (Collateralized by $33,917,426, U.S. Treasury Note, 0.0%, Market Value plus accrued interest $28,373,410 due 5/15/20 - 2/15/30)	27,547,000	13.5
30,000,000	Deutsche Bank Repurchase Agreement dated 9/28/18, 2.24%, due 10/1/18, $30,005,600 to be received upon repurchase (Collateralized by $27,410,223,U.S. Treasury Securities, 3.875% - 8.875%, Market Value plus accrued interest $30,600,320 due 10/15/18-8/15/40)	30,000,000	14.8
Principal Amount†	Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: (continued)
Total U.S. Treasury Repurchase Agreement (Cost $57,547,000)	$57,547,000	28.3

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 3.2%
	Mutual Funds: 3.2%
6,600,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.883%, 10/01/18	6,600,000	3.2
	Total Investment Companies (Cost $6,600,000)	6,600,000	3.2
	Total Investments in Securities (Cost $172,517,989)	$172,517,989	84.7
	Assets in Excess of Other Liabilities	31,107,770	15.3
	Net Assets	$203,625,759	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2018.

(2)
Rate shown is the 7-day yield as of September 30, 2018.

Reference Rate Abbreviations:
PRIME
Federal Reserve Bank Prime Loan Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At September 30, 2018, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of September 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2018
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$19,900,249	$—	$19,900,249
U.S. Treasury Repurchase Agreement	—	57,547,000	—	57,547,000
U.S. Government Agency Debt	—	88,470,740	—	88,470,740
Investment Companies	6,600,000	—	—	6,600,000
Total Investments, at fair value	$6,600,000	$165,917,989	$—	$172,517,989

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of September 30, 2018:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$57,547,000	$(57,547,000)	$—
Totals	$57,547,000	$(57,547,000)	$—

(1)
Collateral with a fair value of  $58,973,730 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
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163308         (0918-111618)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed in Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By /s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By s/ Michael Bell

Michael Bell

Chief Executive Officer

Date: December 7, 2018

By /s/ Todd Modic

Todd Modic

Senior Vice President and Chief Financial Officer

Date: December 7, 2018